                                TRUST AGREEMENT

                                    Between

                                FMC CORPORATION

                                      And

                             Bankers Trust Company


                        FMC Corporation Defined Benefit
                               Retirement Trust

     TRUST Agreement made as of the 31st day of August, 1999, by and between FMC Corporation, a Delaware corporation, ("FMC") and BANKERS TRUST COMPANY, a New York banking corporation ("Trustee").

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, FMC maintains a master retirement trust known as the FMC Corporation Master Retirement Trust with the Trustee ("Master Trust"); and

     WHEREAS, the Master Trust serves as the funding medium for several qualified defined benefit retirement plans sponsored by FMC and its subsidiaries and affiliates ("Prior Plans"); and

     WHEREAS, effective December 31, 1998, all of the Prior Plans have been merged into the defined benefit plan formerly known as the FMC Corporation Salaried Employees' Retirement Plan, but which name has been changed to the FMC Corporation Employees' Retirement Program ("Plan") by appropriate action taken by the FMC Corporation Employee Welfare Benefits Plan Committee ("Committee"); and

     WHEREAS, as a result of such merger of the Prior Plans into the Plan there is no longer a need to maintain a master retirement trust; and

     WHEREAS, FMC and the Trustee desire to restate the Master Trust to reflect the merger of the Prior Plans into the Plan and to make such other changes as are incorporated herein; and

     WHEREAS, the Trustee is willing to continue to act as trustee of such restated trust upon all of the terms and conditions hereinafter set forth.

     NOW, THEREFORE, FMC and the Trustee declare and agree that the Trustee will receive, hold and administer all sums of money and such other property acceptable to the Trustee as shall from time to time be contributed, paid or delivered to it hereunder, IN TRUST, upon all of the following terms and conditions:


                                   ARTICLE I
                          Title-Purpose-Policy-Effect
                          ---------------------------

     1.1. Name. The qualified defined benefit retirement trust established hereunder shall be known as the FMC Corporation Defined Benefit Retirement Trust and is sometimes hereinafter referred to as the "Trust".

     1.2. Definitions. Where used in this Trust Agreement, unless the context otherwise requires or unless otherwise expressly provided, the terms as defined in the recitals and as defined below shall have the meanings as set forth therein:

          (a) "Account Party" shall mean the Person designated by FMC to represent FMC for this purpose, the Named Fiduciary and any Person to whom the Trustee shall be instructed by the Named Fiduciary to deliver its annual or other periodic account under Section 7.2, except, that with respect to any filings, notices, reports or accountings required to be given under the General Trust, "Account Party" shall be limited to that officer designated herein to represent FMC.

          (b) "Accounting Period" shall mean either the twelve (12) consecutive month period coincident with the calendar year or the shorter period in any year in which the Trustee accepts appointment as Trustee hereunder or ceases to act as Trustee for any reason.

          (c) "Agreement" shall mean all of the provisions of this instrument and of all other written instruments amendatory hereof.

          (d) "Asset Manager" shall mean the Trustee (other than for purposes of Article V), Named Fiduciary or Investment Manager, individually or collectively as the context shall require, with respect to those assets held in any Investment Fund established hereunder over which it exercises, or to the extent it is authorized to exercise, discretionary investment authority or control.

          (e) "Bank Business Day" shall mean a day on which the Trustee is open for business.

          (f) "Bankers" shall mean Bankers Trust Company.

          (g) "Board of Directors" shall mean the Board of Directors of FMC.

          (h) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and Regulations issued thereunder.

          (I) "Committee" shall mean the FMC Corporation Employee Welfare Benefits Plan Committee or other Person responsible for benefit administration under the Plan, including any representative (designated in writing as such) or designee thereof authorized to act on behalf of such Committee.

          (j) "Directed Fund" shall mean any Investment Fund, or part thereof, subject to the discretionary management and control of the Named Fiduciary or any Investment Manager.

          (k) "Discretionary Fund" shall mean any Investment Fund, or part thereof, subject to the discretionary management and control of the Trustee.

          (l) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time and Regulations issued thereunder.

          (m) "General Trust" shall mean the BT Pyramid Trust created by Bankers Trust Company under Declaration of Trust effective June 30, 1991, as heretofore or hereafter amended.

          (n) "Insurance Contract" shall mean any contract or policy of any kind issued by an insurance company, whether or not providing for the allocation of amounts received by the insurance company thereunder solely to the general account or solely to one or more separate accounts (including separate accounts maintained for the collective investment of qualified retirement plans), or a combination thereof, and whether or not any such allocation may be made in the discretion of the insurance company.

          (o) "Investment Fund" shall mean each pool of assets in the Trust in which the Plan has an interest during an Accounting Period. The term shall also include for purposes hereof any sub-fund or account into which an Investment Fund shall be divided from time to time at the direction of the Named Fiduciary.

          (p) "Investment Manager" shall mean a bank, insurance company or investment adviser satisfying the requirements of Section 3(38) of ERISA.

          (q) "Investment Vehicle" shall mean any common, collective or commingled trust (other than the General Trust or an Investment Fund), investment company, corporation functioning as an investment intermediary, Insurance Contract, partnership, joint venture or other entity or arrangement to which, or pursuant to which, assets of an Investment Fund within the Trust may be transferred or in which the Trust has an interest, beneficial or otherwise (whether or not the underlying assets thereof are deemed to constitute "plan assets" for any purpose under ERISA).

          (r) "Named Fiduciary" shall mean the Person or its designee with respect to the Plan, who, within the meaning of Section 402(a)(2), 402(c)(3) or 403(a)(1) of ERISA, has the authority to perform the separate functions allocated to that "Named Fiduciary" under this Agreement. Unless otherwise specifically provided to the contrary, the Named Fiduciary shall mean the Committee appointed pursuant to the Plan.

          (s) "Plan" shall mean the FMC Corporation Employees' Retirement Program which is one plan that consists of two parts - - Part I Salaried and Nonunion Hourly Employees' Retirement Plan and Part II Union Hourly Employees Retirement Plan.

          (t) "Person" shall mean a natural person, trust, estate, corporation of any kind or purpose, mutual company, joint-stock company, unincorporated organization, association, partnership, joint venture, employee organization, committee, board, participant, beneficiary, trustee, partner, or venturer acting in an individual, fiduciary or representative capacity, as the context may require.

          (u) "Retirement Fund" shall mean all cash and other property contributed, paid or delivered to the Trustee hereunder, all investments made therewith and proceeds thereof and all earnings and profits thereon, less payments, transfers or other distributions which, at the time of reference, shall have been made by the Trustee, as authorized herein. The Retirement Fund shall include all evidences of ownership, interest or participation in an Investment Vehicle, but shall not, solely by reason of the Retirement Fund's investment therein, be deemed to include any assets of such Investment Vehicle.

          (v) "Section" shall mean any Section of this Agreement.

          (w) "Trustee" shall mean Bankers Trust Company, as Trustee of the Retirement Trust.

          (x) "Valuation Date" shall mean the last day of the Accounting Period, calendar quarter or any more frequent date for reporting and/or investment purposes agreed to by the Trustee.

      The plural of any term shall have a meaning corresponding to the singular thereof as so defined and any neuter pronoun used herein shall include the masculine or feminine, as the context may require.

      1.3. Purpose. The Trust is established to fund the benefits payable to participants and their beneficiaries under the Plan and to permit the collective investment of the Plan's assets as hereinabove provided. The Trust is intended to constitute a qualified trust as defined under Section 401(a) of the Code and is entitled to tax exemption under Section 501(a) of the Code.

      1.4. Exclusive Benefit. Except as may otherwise be permitted by law and the terms of the Plan, at no time prior to the satisfaction of all liabilities with respect to participants and their beneficiaries under the Plan shall any part of the Plan in the Retirement Fund be used for, or diverted to, any purposes other than for the exclusive benefit of such participants and their beneficiaries, and for defraying the reasonable expenses of administering such Plan. Notwithstanding the above, contributions (or portions thereof) may be returned to the Company (or Participating Employers, as defined in the Plan) upon written request of the Company (or Participating Employer) within one year if a contribution:

          (a) is conditioned upon deductibility under Section 404 of the Code, to the extent the deduction is disallowed; or

          (b) any portion thereof is made by the Company (or Participating Employers) by a mistake of fact.

      1.5. Effect. All Persons at any time interested in the Plan shall be bound by the provisions of this Agreement and, in the event of any conflict between this Agreement and the provisions of the Plan or any instrument or agreement forming part of such Plan other than this Agreement, the provisions of this Agreement shall control.

      1.6. Domestic Trust. The Trust shall at all times be maintained as a domestic trust in the United States.

      1.7. Contributions. FMC and its subsidiaries and affiliates shall, from time to time, make contributions to the Retirement Fund as provided in the Plan. The Trustee shall be accountable for all contributions so received. The Named Fiduciary shall be solely responsible for enforcing payment of all contributions to the Plan, for the timing and amount thereof, for the adequacy of the Retirement Fund and the funding standards adopted for the Plan to meet or discharge any pension or other liabilities of such Plan, and the Trustee shall have no responsibility therefor.


                                  ARTICLE II
                                   Valuation
                                   ---------

      2.1. Valuations. The Trustee shall determine the value of the assets of the Retirement Fund and each Investment Fund as of each Valuation Date. In addition, for the convenience of FMC and without imposing any obligation on the Trustee, the Named Fiduciary may request the Trustee to include in its periodic reports under this Section 2.1 or its annual account under Section 7.2, assets that do not constitute part of the Retirement Fund. Except in the case of an Investment Fund in which amortized cost is the valuation method designated, assets will be valued at their market values at the close of business on the Valuation Date, or, in the absence of readily ascertainable market values, at such values as the Trustee shall determine in accordance with methods consistently followed and uniformly applied. Anything in this Agreement to the contrary notwithstanding, with respect to assets constituting part of a Directed Fund or assets included at the request of the Named Fiduciary as hereinabove provided, the Trustee may rely for all purposes of this Agreement on the latest valuation and transaction information submitted to it by the Person responsible for the investment of such assets even if such information predates the Valuation Date. The Named Fiduciary will cause such Person to provide the Trustee with all information needed by the Trustee to discharge its obligations to value such assets and to account under this Agreement.

      2.2. Participant Records. Except as the parties may otherwise agree in writing, the Trustee shall not be required to maintain any separate records or accounts with respect to any participant of the Plan, and any records or accounts required to be maintained pursuant to the terms of the Plan or to comply with ERISA or the Code shall be the responsibility of FMC or the Committee.


                                  ARTICLE III
                          Administration of the Plan
                          --------------------------

      3.1. Payment of Benefits. On the direction of the Committee or its authorized agent, the Trustee shall pay moneys out of the Plan directly to or for the benefit of participants in such Plan and their beneficiaries, or to an insurance company to provide for the payment of such benefits by the purchase of an Insurance Contract, or to a paying or disbursing agent (which may be the Committee). On the direction of the Committee or its authorized agent, the Trustee shall pay moneys out of the Plan for the reasonable expenses of administering the Plan. Any assets disbursed or paid over by the Trustee pursuant to this Section 3.1 shall no longer be part of the Retirement Fund.

      FMC has opened a commercial banking account in the name of the Trust in a federally insured banking institution for the exclusive purpose of making benefit payments in accordance with the Plan. FMC has authorized one or more of its officers, or their designees, to sign, manually or by facsimile signature, all checks, drafts and orders, including orders of direction in informal or letter form, against any funds in such checking account. FMC shall keep accurate and detailed records covering all receipts and disbursements made from the account and shall prepare an appropriate account and reconciliation with respect thereto. FMC shall pay, prepare, file and furnish all local, state and federal tax deposits, returns, and reports required by any government agency or authority with respect to distributions from qualified plans. The Trustee shall make deposits from the Retirement Fund to the checking account as directed from time to time by the Committee or its authorized agent in writing. The Trustee shall have no duty to question the propriety of any direction by the Committee or its authorized agent.

      3.2. Reliance on Committee. Any directions pursuant to Section 3.1 may, but need not, specify the application to be made of moneys so ordered. Each direction to the Trustee under Section 3.1 shall constitute a certification by the Committee that such direction is in accordance with applicable law, the terms of the Plan and the terms of this Agreement, and the Trustee shall have no duty to make any independent inquiry or investigation as to any of the foregoing before acting upon such direction, or to see to the application of any moneys paid.

      3.3. Trustee Not Responsible for Plan Administration. The Trustee shall not be responsible under this Agreement, or otherwise, in any way respecting the determination, computation, payment or application of any benefit, for the form, terms, payment provisions or issuer of any Insurance Contract that it is directed to purchase to provide for the payment of benefits under the Plan, for performing any functions under any such Insurance Contract that it may be directed to purchase and/or hold as contract holder thereunder (other than the execution of any documents incidental thereto and transfer or receipt of funds thereunder on the directions of the Committee), or for any other matter affecting the administration of the Plan, by FMC or the Committee or any other Person to whom such responsibility is allocated or delegated pursuant to the terms of the Plan.

                                  ARTICLE IV
                          Investment of Trust Assets
                          --------------------------

      4.1. Asset Managers. Discretionary authority for the management and control of assets of the Plan from time to time held in the Retirement Fund may be retained, allocated or delegated, as the case may be, for one or more purposes, to and among the Asset Managers by the Named Fiduciary, in its absolute discretion. The terms and conditions of appointment, authority and retention of any Asset Manager shall be the sole responsibility of the Named Fiduciary. The Named Fiduciary shall promptly notify the Trustee in writing of the appointment or removal of an Asset Manager. Any notice of appointment pursuant to this Section 4.1 shall constitute a representation and warranty that the Asset Manager has been appointed in accordance with the provisions of the Plan and that any Asset Manager (other than the Trustee or the Named Fiduciary) is an Investment Manager.

      4.2. Investment Discretion. The assets of the Trust shall be invested and reinvested, without distinction between principal and income, at such time or times in such investments and pursuant to such investment strategies or courses of action and in such shares and proportions, as the Asset Managers, in their sole discretion, shall deem advisable.

      4.3. Limitations on Investment Discretion. The Named Fiduciary may limit, restrict or impose guidelines affecting the exercise of the discretion hereinabove conferred on any Asset Manager. Any limitations, restrictions or guidelines applicable to the Trustee, as Asset Manager, shall be communicated in writing to the Trustee. The Trustee shall have no responsibility with respect to the formulation of any funding policy or any investment or diversification policies embodied therein. The Named Fiduciary shall be responsible for communicating, and monitoring adherence to, any limitations or guidelines imposed on any other Asset Manager.

      4.4. Responsibility for Diversification. The Named Fiduciary shall be responsible for determining the diversification policy of the Retirement Fund, for monitoring adherence by the Asset Managers to such policy, and for advising the Asset Managers with respect to limitations on employer or other securities or property contained in the Plan or imposed on such Plan by applicable law or by the Named Fiduciary.


                                   ARTICLE V
                       Responsibility for Directed Funds
                       ---------------------------------

     5.1. Responsibility for Selection of Agents. All transactions of any kind or nature in or from a Directed Fund shall be made upon such terms and conditions and from or through such brokers, dealers and principals and other agents as the Asset Manager shall direct. No such transactions shall be executed through the facilities of the Trustee except where the Trustee shall make available its facilities solely for the purpose of temporary investment of cash reserves of a Directed Fund. However, nothing in the preceding sentence shall confer any authority upon the Trustee to invest the cash balances of any Directed Fund unless and until it receives directions from the Asset Manager.

     5.2. Trustee Not Responsible for Investments in Directed Funds. The Trustee shall be under no duty or obligation to review or to question any direction of any Asset Manager, or to review securities or any other property held in any Directed Fund with respect to prudence or proper diversification or compliance with any limitation on the Asset Manager's authority under this Agreement or the terms of the Plan, any agreement entered into between FMC or the Named Fiduciary and the Asset Manager or imposed by applicable law, or to make any suggestions or recommendation to FMC, the Named Fiduciary or the Asset Manager with respect to the retention or investment of any assets of any Directed Fund, and shall have no authority to take any action or to refrain from taking any action with respect to any asset of a Directed Fund unless and until it is directed to do so by the Asset Manager.

     5.3. Investment Vehicles. Any Investment Vehicle, or interest therein, acquired by or transferred to the Trustee upon the directions of the Asset Manager shall be allocated to a designated Directed Fund, and the

Trustee's duties and responsibilities under this Agreement shall not be increased or otherwise affected thereby. The Trustee shall be responsible solely for the safekeeping of the physical evidence, if any, of the Trust's ownership of or interest or participation in such Investment Vehicle.

     5.4. Reliance on Asset Manager. The Trustee shall be required under this Agreement to execute documents, to settle transactions, to take action on behalf of or in the name of the Trust and to make and receive payments on the direction of the Asset Manager. Any direction of the Asset Manager shall constitute a certification to the Trustee (a) that the transaction will not constitute a prohibited transaction under ERISA or the Code, (b) that the investment is authorized under the terms of this Agreement and any other agreement or law affecting the Asset Manager's authority to deal with the Directed Fund, (c) that any contract, agency, joinder, adoption, participation or partnership agreement, deed, assignment or other document of any kind which the Trustee is requested or required to execute to effectuate the transaction has been reviewed by the Asset Manager and, to the extent it deems advisable and prudent, its counsel, (d) that such instrument or document is in proper form for execution by the Trustee, (e) that, where appropriate, insurance protecting the Trust against loss or liability has been or will be maintained in the name of or for the benefit of the Trustee, and (f) that all other acts to perfect and protect the Trust's rights have been taken, and the Trustee shall have no duty to make any independent inquiry or investigation as to any of the foregoing before acting upon such direction. In addition, the Trustee shall not be liable for the default of any Person with respect to any Investment Vehicle or any investment in a Directed Fund or for the form, genuineness, validity, sufficiency or effect of any document executed by, delivered to or held by it for any Directed Fund on account of such investment, or if, for any reason (other than the negligence or willful misconduct of the Trustee) any rights of the Trust therein shall lapse or shall become unenforceable or worthless.

     5.5. Merger of Funds. The Trustee shall not have any discretionary responsibility or authority to manage or control any asset held in a Directed Fund upon the resignation or removal of an Asset Manager unless and until it has been notified in writing by the Named Fiduciary that the Asset

Manager's authority has terminated and that such Directed Fund's assets are to be integrated with the Discretionary Fund. Such notice shall not be deemed effective until two Bank Business Days after it has been received by the Trustee. The Trustee shall not be liable for any losses to the Retirement Fund resulting from the disposition of any investment made by the Asset Manager or for the retention of any illiquid or unmarketable investment or any investment which is not widely publicly traded or for the holding of any other investment acquired by the Asset Manager if the Trustee is unable to dispose of such investment because of any restrictions imposed by the Securities Act of 1933 or other Federal or state law, or if an orderly liquidation of such investment is impractical under prevailing conditions, or for failure to comply with any investment limitations imposed pursuant to Section 4.3, or for any other violation of the terms of this Agreement, the Plan or applicable law as a result of the addition of Directed Fund assets to the Discretionary Fund.

     5.6. Notification of Named Fiduciary in Event of Breach. If the Trustee has knowledge of a breach committed by an Asset Manager, it shall notify the Named Fiduciary thereof, and the Named Fiduciary shall thereafter assume full responsibility to all Persons interested in the Plan to remedy such breach.

     5.7. Definition of Knowledge. The parties hereto acknowledge that while the Trustee will perform certain duties (such as custodial, reporting, recording, valuation and bookkeeping functions) with respect to Directed Funds, such duties will not involve the exercise of any discretionary authority to manage or control the assets of the Directed Funds and will be the responsibility of officers or other employees of the Trustee who are unfamiliar with and have no responsibility for investment management. Therefore, in the event that knowledge of the Trustee shall be a prerequisite to imposing a duty upon or to determining liability of the Trustee under this Agreement or any statute regulating the conduct of the Trustee with respect to such Directed Funds or relieving FMC of its undertakings under Section 13.2, the Trustee will not be deemed to have knowledge of, or to have participated in, any act or omission of an Asset Manager involving the investment of assets allocated to the Directed Funds as a result of the receipt and processing of information in the course of performing such duties.

     5.8. Duty to Enforce Claims. The Trustee shall have no duty to commence or maintain any action, suit or legal proceeding on behalf of the Trust on account of or growing out of any investment made in or for a Directed Fund unless the Trustee has been directed to do so by the Asset Manager or the Named Fiduciary and unless the Trustee is either in possession of funds sufficient for such purpose or has been indemnified to its satisfaction for counsel fees, costs and other expenses and liabilities to which it, in its sole judgment, may be subjected by beginning or maintaining such action, suit or legal proceeding.

     5.9. Restrictions on Transfer. Nothing herein shall be deemed to empower any Asset Manager to direct the Trustee to transfer any asset of a Directed Fund to itself except for purposes enumerated in paragraph (j), (l) or (m) of Section 6.1.

                                  ARTICLE VI
                           Powers of Asset Managers
                           ------------------------

     6.1. General Powers. Without in any way limiting the powers and discretions conferred upon any Asset Manager by the other provisions of this Agreement or by law, each Asset Manager shall be vested with the following powers and discretions with respect to the assets of the Trust subject to its management and control, and, upon the directions of the Asset Manager of a Directed Fund, the Trustee shall make, execute, acknowledge and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to enable such Asset Manager to carry out such powers and discretions:

          (a) to purchase, sell, exchange, convey, transfer or otherwise acquire or dispose of any property by private contract or at public auction, and no person dealing with the Asset Manager shall be bound to see to the application of the purchase money or to inquire into the validity, expediency or propriety of any such purchase, sale or other acquisition or disposition;

          (b) to acquire and hold qualifying employer securities and qualifying employer real property, as such investments are defined in Section 407(d) of ERISA;

          (c) to enter into contracts or to make commitments either alone or in company with others to sell or acquire property;

          (d) to purchase or sell, write or issue, puts, calls or other options, covered or uncovered, to enter into financial futures contracts, forward placement contracts and standby contracts, and in connection therewith, to deposit, hold (or direct Bankers, as Trustee or in its individual capacity, to deposit or hold) or pledge assets of the Retirement Fund;

          (e) to purchase part interests in real property or in mortgages on real property, wherever such real property may be situated;

          (f) to lease to others for any term without regard to the duration of the Trust any real property or part interest in real property;

          (g) to delegate to a manager or the holder or holders of a majority interest in any real property or mortgage on real property or in any oil, mineral or gas properties, the management and operation of any part interest in such property or properties (including the authority to sell such part interests or otherwise carry out the decisions of such manager or the holder or holders of such majority interest);

          (h) other than with respect to FMC stock, to vote upon any stocks, bonds or other securities (but subject to the suspension of any voting rights as a result of any broker loan or similar agreement); to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights or other options and to make any payments incidental thereto; to consent to or otherwise participate in corporate reorganizations or other changes affecting corporate securities and to delegate discretionary powers and to pay any assessments or charges in connection therewith; and generally to exercise any of the powers of an owner with respect to stocks, bonds, securities or other property;

          (i) with respect to FMC stock, to vote upon any such stock; to give general or special proxies or powers of attorney with or without the power of substitution, to exercise any conversion privileges, subscription rights or other options and to make any payments incidental thereto; to consent or otherwise participate in corporate reorganizations or other changes affecting corporate securities and to delegate discretionary powers and to pay any assessments or charges in connection therewith; and generally to exercise any of the powers of an owner with respect to such FMC stock each in a manner that is consistent with the written direction of the Committee, or to the extent the Trustee has not received the written direction of the Committee as to how the Trustee is to act (or not act) with respect to such FMC stock, to the extent required by law in the Trustee's uncontrolled discretion;

          (j) to organize corporations under the laws of any state for the purpose of acquiring or holding title to property (or, in the case of a Directed Fund, to direct the Trustee to organize such corporations or to appoint an ancillary trustee acceptable to the Trustee for such purpose);

          (k) to invest in a fund consisting of securities issued by corporations and selected and retained solely because of their inclusion in, and in accordance with, one or more commonly used indices of such securities, with the objective of providing investment results for the fund which approximate the overall performance of such designated index;

          (l) to enter into any partnership, as a general or limited partner, or joint venture;

          (m) to purchase units or certificates issued by an investment company or pooled trust or comparable entity;

          (n) to transfer money or other property to an insurance company issuing an Insurance Contract;

          (o) to engage in notional principal contracts, including, without limitation, any SWAP or exchange agreement with respect to interest rates, commodities or securities, or any financial contract or derivative products relating thereto; and from time to time, to deliver payments to and receive payments from the counterparties to such contracts;

          (p) to transfer assets of a Discretionary or Directed Fund to a common, collective or commingled trust fund exempt from tax under the Code maintained by an Asset Manager or an affiliate of an Asset Manager or by another trustee who is designated by the Named Fiduciary, to be held and invested subject to all of the terms and conditions thereof, and such trust shall be deemed adopted as part of the Trust and the Plan to the extent that assets of the Trust are invested therein; provided, however, that any transfer from a Directed Fund to the General Trust may be made only with the prior approval of the Trustee and shall be invested only in one or more short term investment funds or other special purpose funds established from time to time thereunder; and

          (q) to be reimbursed for the reasonable expenses incurred in exercising any of the foregoing powers or to pay the reasonable expenses incurred by any agent, manager or trustee appointed pursuant hereto.

          6.2. Additional Powers of Trustee. In addition, the Trustee is hereby authorized:

          (a) to register any securities held in the Retirement Fund in its own name or in the name of a nominee and to hold any securities in bearer form, and to combine certificates representing such securities with certificates of the same issue held by the Trustee in other fiduciary or representative capacities or as agent for customers, or to deposit or to arrange for the deposit of such securities in any qualified central depository even though, when so deposited, such securities may be merged and held in bulk in the name of the nominee of such depository with other securities deposited therein by other depositors, or to deposit or arrange for the deposit of any securities issued by the United States Government, or any agency or instrumentality thereof, with a Federal Reserve Bank, but the books and records of the Trustee shall at all times show that all such investments are part of the Retirement Fund;

          (b) to deposit any funds of the Trust in accounts or savings certificates, which bear a reasonable rate of interest issued or maintained by Bankers, in its separate corporate capacity, or in any other institution affiliated with Bankers and to deposit funds in foreign currency, if any, in accordance with the Cash Management Addendum attached hereto;

          (c) to employ suitable agents, depositories and counsel, domestic or foreign, and to the extent authorized under Section 8.1, to charge their reasonable expenses and compensation against the Retirement Fund, and to confer upon any such depository the powers conferred upon the Trustee by paragraph (a) of this Section 6.2 as well as the power to appoint subagents and depositories, wherever situated, in connection with the retention of securities or other property;

          (d) to borrow money from any source as may be necessary or advisable to effectuate the purposes of the Trust on such terms and conditions as the Trustee, in its absolute discretion, may deem advisable;

          (e) to deposit any funds of the Trust in accounts or savings certificates, which bear a reasonable rate of interest, issued or maintained by Bankers Trust Company, in its separate corporate capacity, or in any other institution affiliated with Bankers Trust Company and to deposit funds in foreign currency, if any in accordance with the Cash Management Addendum attached hereto;

          (f) to compromise, compound, submit to arbitration or settle any debt or obligation owing to or from or otherwise adjust all claims in favor of or against the Retirement Fund other than claims solely affecting the right of any Person to benefits under a Participating Plan; to reduce or increase the rate of interest or extend, or otherwise modify, foreclose upon default, or enforce any such debt or obligation; to sue or defend suits or legal proceedings to protect any interest in the Trust and to represent the Trust in all suits or legal proceedings in any court or before any other administrative agency, body or tribunal;

          (g) to make any distribution or transfer of assets as of a Valuation Date authorized under Article IX or X or to effectuate participants' rights under a Participating Plan in cash or in kind, or partly in cash or kind, and, in furtherance thereof, to value such assets, which valuation shall be conclusive and binding on all Persons;

          (h) upon the direction of the Named Fiduciary, to maintain and operate one or more market inventory funds as a vehicle to exchange securities among Discretionary and Directed Funds without alienating the property from the Trust;

          (i) pursuant to the terms of a separate agreement, to loan securities held in the Retirement Fund to brokers or dealers or other borrowers, to secure the same in any manner permitted by law and the provisions of this Agreement, and during the term of any such loan, to permit the loaned securities to be transferred into the name of and voted by the borrowers or others, and, in connection with the exercise of the powers hereinabove granted, to hold any property deposited as collateral by the borrower pursuant to any master loan agreement in bulk, either as provided in paragraph (a) of this Section 6.2 or otherwise, together with the unallocated interests of other lenders, and to retain any such property upon the default of the borrower, whether or not investment in such property is authorized under this Agreement, and to receive compensation therefor out of any amounts paid by or charged to the account of the borrower;

          (j) to hold uninvested cash awaiting investment and such additional cash balances as it shall deem reasonable or necessary, without incurring any liability for the payment of interest thereon; and

          (k) generally, consistent with the provisions of this Agreement to perform all acts (whether or not expressly authorized herein) which it may deem necessary and prudent for the protection of the assets of the Trust.

          6.3. Prior Consent. The discretionary powers conferred under paragraphs (e), (f), and (g) of Section 6.1 and paragraph (d) of Section 6.2 shall be exercised only with the prior written consent of the Named Fiduciary. In addition, any powers conferred on the Trustee or any other Asset Manager thereunder may be suspended at any time by the Named Fiduciary upon notice to the Asset Manager or Trustee, as the case may be. Any oral notice hereunder shall be promptly confirmed in writing to the Trustee, but the Trustee shall have no responsibility hereunder unless and until it has received notice in accordance with Section 12.6.

                                  ARTICLE VII

                        Records and Accounts of Trustee
                        -------------------------------

     7.1. Records. The Trustee shall keep accurate and detailed accounts of all investments, receipts, disbursements and other transactions in the Retirement Fund and all accounts, books and records relating thereto shall be open to inspection and audit at all reasonable times during normal business hours by any Person designated by the Named Fiduciary.

     7.2. Annual Account. Within ninety (90) days following the close of each Accounting Period, the Trustee shall file with the Account Party, in accordance with Section 13.6, a written account setting forth the receipts and disbursements of the Retirement Fund and the investments and other transactions effected by it upon its own authority or pursuant to the directions of any Person as herein provided during the Accounting Period. FMC shall promptly review such statement and report any errors in writing to the Trustee.

     7.3. Judicial Accountings. Nothing herein shall in any way limit the Trustee's right to bring any action or proceeding in a court of competent jurisdiction to settle its account or for such other relief as it may deem appropriate.

     7.4. Necessary Parties. Except to the extent that Sections 502 and 504 of ERISA may provide otherwise, in order to protect the Retirement Fund from the expense of litigation, no Person other than FMC shall be a necessary party in any proceeding under Section 7.4 or may require the Trustee to account or may institute any other action or proceeding against the Trustee or the Trust.

                                 ARTICLE VIII

                       Compensation, Taxes and Expenses
                       --------------------------------

     8.1. Compensation and Expenses. (a) Any reasonable expenses and all other proper charges and disbursements of the Trustee incurred by the Trustee in connection with its administration of the Retirement Trust including, but not limited to, fees for legal services rendered to the Trustee (whether or not rendered in connection with a judicial or administrative proceeding); and (b) such compensation to the Trustee as shall be agreed upon from time to time between the Trustee and an officer of FMC shall be paid from the Retirement Fund, unless paid by FMC. Anything in this sentence to the contrary notwithstanding, FMC shall reimburse the Trustee for any such expenses if for any reason such fees and expenses are not paid out of the Retirement Fund. In no event shall the Trustee be entitled to charge the Retirement Fund or to reimbursement from FMC, for the cost of retaining an agent to perform any service for which the Trustee is compensated under the fee agreement, or for any expenses which are which are not permitted under ERISA. The Trustee's entitlement to reimbursement hereunder shall not be affected by the resignation or removal of the Trustee or by the termination of the Trust. FMC agrees to indemnify the Trustee from and against any and all agreed upon fees and reasonable expenses that the Trustee is entitled to be reimbursed under this Agreement, notwithstanding that such fees and expenses may be incurred after termination of this Agreement. The Named Fiduciary may direct the Trustee to pay from the Retirement Fund any other administration expenses of the Plan. Each direction to the Trustee under this Section and Section 8.3 shall constitute a certification by the Named Fiduciary that such direction is in accordance with applicable law, the terms of the Plan and the terms of this Agreement, and the Trustee shall have no duty to make any independent inquiry or investigation as to any of the foregoing before acting upon such direction, or to see to the application of any money paid.

     8.2. Taxes. All taxes of any and all kinds what so ever that may be levied or assessed under existing or future laws, domestic or foreign, upon the Retirement Fund or the income thereof shall be paid from the Retirement Fund. The Trustee shall notify the Named Fiduciary of any taxes that may be assessed. In the event that the Named Fiduciary shall determine that the taxes are not lawfully assessed, it may elect to direct the Trustee to contest such assessment at the expense of the Trust, or may itself contest such assessment.

     8.3. Allocation. Any tax or expense paid from the Retirement Fund hereunder which is determined by the Named Fiduciary to be specifically allocable to one or more Investment Funds shall be charged against such Investment Fund. Any expense which is allocable to all of the Investment Funds shall be charged against the Retirement Fund as a whole, in such proportions as the Named Fiduciary shall direct the Trustee.


                                  ARTICLE IX

                       Resignation or Removal of Trustee
                       ---------------------------------

     9.1. Resignation or Removal. The Trustee may be removed by FMC at any time upon thirty (30) days' notice in writing to the Trustee. The Trustee may resign at any time upon sixty (60) days' notice in writing to FMC.

     9.2. Designation of a Successor. Upon the removal or resignation of the Trustee, FMC shall either appoint a successor trustee who shall have the same powers and duties as those conferred upon the Trustee hereunder, and upon acceptance of such appointment by the successor trustee, the Trustee shall assign, transfer and pay over the Retirement Fund to such successor trustee, or FMC shall direct the Trustee to assign, transfer and pay over the Retirement Fund to one or more insurance companies pursuant to Insurance Contracts issued to the Plan. If, for any reason, FMC cannot or does not act promptly to appoint a successor trustee or designate an insurance company in the event of the resignation or removal of the Trustee, the Trustee may apply to a court of competent jurisdiction for the appointment of a successor trustee. Any expenses incurred by the Trustee in connection therewith shall be charged to and paid from the Retirement Fund as an expense of administration.


                                   ARTICLE X

                           Amendment or Termination
                           ------------------------

     10.1. Amendment. Subject to Section 1.4, FMC reserves the right at any time and from time to time to amend, in whole or in part, any or all of the provisions of this Agreement by notice thereof in writing delivered to the Trustee; provided, however, no amendment that affects the rights, duties or responsibilities of the Trustee may be made without its prior written consent.

      10.2. Termination. Subject to Section 1.4, FMC reserves the right to terminate this Agreement by notice in writing thereof delivered to the Trustee. In the event of termination, the Trustee shall dispose of the Retirement Fund, after the payment of or other provision for all of its expenses (including any compensation to which the Trustee may be entitled), all in accordance with the written directions of the Committee. The Committee will direct the Trustee to dispose of the Retirement Fund by allocating the same on an actuarial basis among the participants, joint annuitants and beneficiaries of the Plan in the manner prescribed by Section

4044 of ERISA. Any residual assets of the Trust Fund remaining after such allocation shall be distributed to FMC if (a) all liabilities of the Plan to participants, joint annuitants and beneficiaries have been satisfied; and (b) such a distribution does not contravene any provision of law. The foregoing notwithstanding, if any remaining assets of the Plan are attributable to employee contributions, such assets shall be equitably distributed to the participants who made such contributions (or to their beneficiaries) in accordance with their rate of contribution.

     10.3. Trustee's Authority to Survive Termination. Until the final distribution of the Retirement Fund, the Trustee shall continue to have and may exercise all of the powers and discretions conferred upon it by this Agreement.

     10.4. Disqualification. FMC shall promptly notify the Trustee if the Plan has been or is likely to be disqualified under Section 401 of the Code.

     10.5. Approval of Appropriate Agencies. The Trustee may, in its absolute discretion, condition delivery, transfer or distribution of any assets withdrawn from the Retirement Fund upon the Trustee's receiving assurances satisfactory to it that any notice that may be required to be given under ERISA or the Code to any Person, the Department of Labor, the Internal Revenue Service or the Pension Benefit Guaranty Corporation has been given, that any filings required to be made under ERISA or the Code have been made, where required, that no notice of noncompliance has been issued by the Pension Benefit Guaranty Corporation pursuant to Section 4041 of ERISA and the time to issue such notice of noncompliance has expired, that a termination has not affected the qualification of the Plan, and that any plan to which such assets are to be transferred is a qualified plan under Section 401(a) of the Code. The Trustee shall not be responsible under the Plan to give or apply for any such notice or make any such filings or maintain any records required under ERISA or the Code, all of which, for purposes of this Agreement, shall be the responsibility of FMC.

                                  ARTICLE XI

                                  Authorities
                                  -----------

     11.1. Company. Whenever the provisions of this Agreement specifically require or permit any action to be taken by "FMC", such action must be authorized by the Board of Directors or by any person authorized by the Board of Directors to take such action. Any resolution adopted by the Board of Directors or other evidence of such authorization shall be certified to the Trustee by the Secretary or an Assistant Secretary of FMC, and the Trustee may rely upon any authorization so certified until revoked or modified by a further action of the Board of Directors similarly certified to the Trustee. Each subsidiary or affiliate of the Company appoints the Company as its agent to exercise on its behalf all of the powers and authority conferred upon the Company by this Trust, including without limitation, the power to amend or terminate the Trust.

     11.2. Named Fiduciary and Committee. FMC shall furnish the Trustee from time to time with a list of the names and signatures of all Persons (other than FMC) authorized hereunder: (a) to receive accountings under Section 1.2(a); (b) to act as a Named Fiduciary; (c) as members of the Committee; or (d) in any manner authorized to issue orders, notices, requests, instructions and objections to the Trustee pursuant to the provisions of this Agreement. Any such list and the form of the instructions shall be certified to the Trustee by the Secretary or an Assistant Secretary of FMC and may be relied upon for accuracy and completeness by the Trustee. Each such Person shall thereupon furnish the Trustee with a list of the names and signatures of those individuals, if any, who are authorized, jointly or severally or otherwise, to act for such Person hereunder, and the Trustee shall be fully protected in acting upon any notices or directions received from any of them.

     11.3. Investment Manager. The Named Fiduciary shall cause each Investment Manager to furnish the Trustee from time to time with the names and signatures of those persons authorized to direct the Trustee on its behalf hereunder.

     11.4. Form of Communications. Any agreement or understanding between FMC and any Person (including an Investment Manager) or any other provision of this Agreement to the contrary notwithstanding, all notices, directions and other communications to the Trustee shall be in writing or in such other form, including transmission by electronic means through the facilities of third parties or otherwise, specifically agreed to in writing by the Trustee. The Trustee shall be fully protected in acting in accordance therewith, but shall not thereby assume responsibility for the failure or breakdown of any such means of communication not due to its own negligence or willful misconduct.

     11.5. Continuation of Authority. The Trustee shall have the right to assume, in the absence of written notice to the contrary, that no event constituting a change in the composition or authority of the Named Fiduciary or membership of the Committee or terminating the authority of any Person, including any Investment Manager, has occurred.

     11.6. No Obligation to Act on Unsatisfactory Notice. The Trustee shall incur no liability under this Agreement for any failure to act pursuant to any notice, direction or any other communication from any Asset Manager, FMC, the Named Fiduciary, the Committee, or any other Person or the designee of any of them unless and until it shall have received instructions in form specified in this Article XI herein.


                                  ARTICLE XII

                              General Provisions
                              ------------------

     12.1. Governing Law. To the extent that state law shall not have been preempted by the provisions of ERISA or any other law of the United States heretofore or hereafter enacted, this Agreement shall be administered, construed and enforced according to the laws of the State of New York.

     12.2. Entire Agreement. The Trustee's duties and responsibilities to the Plan or any Person interested therein shall be limited to those specifically set forth in this Agreement. No amendment to the Plan or agreement or instrument affecting the Plan or any other document shall affect the Trustee's duties or responsibilities hereunder without its prior written consent.

     12.3. Mistake. No mistake made in good faith and in the exercise of due care in connection with the administration of the Retirement Fund shall be deemed to be a breach of the Trustee's duties if, promptly after discovery of the mistake, the Trustee takes whatever action may be practicable in the circumstances to remedy the mistake.

     12.4. Reliance on Experts. The Trustee may consult with experts (who may be experts employed by FMC) including legal counsel, appraisers, pricing services, accountants or actuaries, selected by it with due care with respect to the meaning and construction of this Agreement or any provision hereof, or concerning its powers and duties hereunder.

     12.5. Successor to the Trustee. Any successor, by merger or otherwise, to substantially all of the trust business of Bankers shall automatically and without further action become the Trustee hereunder, subject to all the terms and conditions and entitled to all the benefits and immunities hereof.

     12.6. Notices. All notices, reports, annual accounts and other communications from the Trustee to FMC, the Named Fiduciary, Committee, Investment Manager, or any other Person shall be deemed to have been duly given if mailed, postage prepaid, or delivered in hand to such Person at its address appearing on the records of the Trustee, which address shall be filed with the Trustee at the time of the establishment of the Trust and shall be kept current thereafter by the Named Fiduciary. All directions, notices, statements, objections and other communications to the Trustee shall be deemed to have been given when received by the Trustee at its offices in the form provided in
Article XI.

     12.7. Plan Documents. The Named Fiduciary shall provide the Trustee with complete, current copies of the Plan and the most recent tax qualification letter relative thereto. The Trustee shall be entitled to rely upon the Named Fiduciary's attention to this obligation and shall be under no duty to inquire of any Person as to the existence of any documents not provided hereunder.

     12.8. No Waiver; Reservation of Rights. The rights, remedies, privileges and immunities expressed herein are cumulative and are not exclusive, and the Trustee shall be entitled to claim all other rights, remedies, privileges and immunities to which it may be entitled under applicable law.

     12.9. Descriptive Headings. The captions in this Agreement are solely for convenience of reference and shall not define or limit the provisions hereof.

     12.10. Spendthrift Provision. Except as may be required by law, no interest or claim of interest of any kind of any participant in the Plan under the provisions of this Trust is assignable, nor may any such interest or claim be subject to garnishment, attachment, execution or levy of any kind, and no attempt to transfer, assign, pledge or otherwise encumber or dispose of such interest by act of the Person involved or by operation of law will be recognized.


                                 ARTICLE XIII

                              Undertaking by FMC
                              ------------------

     13.1. Undertaking. In consideration of Bankers' agreeing to enter into this Agreement, FMC hereby agrees to hold harmless Bankers, individually and as Trustee, and Bankers' directors, officers, and employees, from and against all amounts, including without limitation taxes, expenses (including reasonable counsel fees), liabilities, claims, damages, actions, suits or other charges, incurred by or assessed against Bankers, individually or as Trustee, or its directors, officers or employees (a) as a direct or indirect result of any act or omission of any predecessor trustee or fiduciary appointed under the Plan;
(b) as a direct or indirect result of anything done by or on behalf of Bankers in reliance upon the duly authorized directions of any Investment Manager, the Committee, FMC, or the Named Fiduciary, or anything omitted to be done in the absence of such directions, or (c) as a direct result of the failure of FMC, the Committee, or the Named Fiduciary, directly or indirectly or through its appointed agents, to adequately, carefully and diligently discharge its fiduciary responsibilities with respect to the Plan.

     13.2. Limitation on Undertaking. Anything hereinabove to the contrary notwithstanding, FMC shall have no responsibility to Bankers under Section 13.1 if Bankers knowingly participated in or knowingly concealed any act or omission of any Person described therein knowing that such act or omission constituted a breach of such Person's fiduciary responsibilities, or if Bankers fails to perform any of the duties specifically undertaken by it under the provisions of this Agreement in the manner herein provided.

     13.3. Survival of Undertakings. FMC further agrees that the undertakings made in this Article XIII shall be binding on its successors or assigns and shall survive termination, amendment or restatement of this Agreement, or the resignation or removal of the Trustee, and that this Article shall be construed as a contract between FMC and the Trustee according to the laws of the State of New York in effect from time to time.


                                  ARTICLE XIV

                            Undertaking by Trustee
                            ----------------------

     FMC has allocated fiduciary responsibilities to various fiduciaries under the Plan and Trust. In carrying out its fiduciary responsibilities under the Trust, the Trustee, any Investment Manager and any other fiduciary hereunder shall act solely in the interest of the participants and beneficiaries with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character with like aims. In determining whether the requirements of prudence and diversification stated in Sections 404(a)(1)(B) and (C), respectively of ERISA have been met, all the investments of the Retirement Fund shall be considered in their entirety, provided, however that nothing in this paragraph shall impose any duty or liability upon Bankers for any action taken or omitted by it under the direction of an Asset Manager other than Bankers.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized and attested to as of the day and year first above written.

                                      FMC CORPORATION

                                      By FMC Corporation Employee
                                      Welfare Benefits Plan Committee

Attest  /s/ Lori A. Lenard            By: /s/ J. Paul McGrath
        ---------------------             ----------------------
Title   Counsel                       Title: Member
                                             ------
STATE OF ILLINOIS   )
                    ) ss.  :
COUNTY OF COOK      )

     On the 31st day of August, 1999, before me personally came J. Paul McGrath to me known, who being by me duly sworn, did depose and say: that he resides in Chicago, Illinois; that he is a member of the Employee Welfare Benefits Committee of FMC Corporation, the corporation described in and which executed the above instrument; and that he signed his name thereto by like order.

                      /s/ Karen E. Biege
                      ---------------------------------
                                          Notary Public

(Corporate Seal)                      BANKERS TRUST COMPANY


Attest  /s/ James T. Strag            By: /s/ Frank Eipper
        ---------------------             -----------------------
Title   Assistant Vice President      Title: Vice President

STATE OF NEW YORK   )
                    ) ss.  :
COUNTY OF NEW YORK  )

     On the 22nd day of September, 1999, before me personally came Frank Eipper to me known, who being by me duly sworn, did depose and say: that he/she resides in Stamford, CT; that he/she is a Vice President of BANKERS TRUST COMPANY, the corporation described in and which executed the above instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he/she signed his/her name thereto by like order.


                      /s/ Allison O. Taylor
                      ---------------------------------
                                          Notary Public

                                    Page 32